                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 16, 1999

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                        CHASE MANHATTAN AUTO TRUST 1998-B
                                    (Issuer)

         Delaware                         333-36939             13-2633612
------------------------------   -------------------------  -------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


                 802 Delaware Avenue, Wilmington,            Delaware 19801
                 -------------------------------             --------------
                 (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-B is the issuer of four outstanding classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of April 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On August 16, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).     Exhibits

               Exhibits          Description
               ----------        -----------

               20.1 Monthly Statement to Certificateholders with respect to the August 16, 1999 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 27, 1999

                                    By: THE CHASE MANHATTAN BANK,
                                    USA, NATIONAL ASSOCIATION
                                    as Servicer


                                    By:  /s/ Patricia Garvey
                                    -------------------------------
                                    Name:    Patricia Garvey
                                    Title:   Vice President

                                 INDEX TO EXHIBITS
                                 -----------------

Exhibit No.                      Description
-----------                      ------------

20.1 Statement to Certificateholders dated 8/16/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of April 1, 1998.

                     Chase Manhattan Auto Owner Trust 1998-B
                         Statement to Certificateholders
                                 August 16, 1999



                                             DISTRIBUTION IN DOLLARS
           ORIGINAL           PRIOR                                                                         CURRENT
             FACE           PRINCIPAL                                                REALIZED  DEFERRED    PRINCIPAL
  CLASS      VALUE           BALANCE        PRINCIPAL      INTEREST        TOTAL       LOSSES  INTEREST     BALANCE
   A1     250,000,000.00            0.00           0.00          0.00           0.00     0.00   0.00              0.00
   A2     200,000,000.00    6,510,148.75   6,510,148.75     31,080.54   6,541,229.29     0.00   0.00              0.00
   A3     321,000,000.00  321,000,000.00  18,345,020.28  1,538,125.00  19,883,145.28     0.00   0.00    302,654,979.72
   A4     282,800,000.00  282,800,000.00           0.00  1,366,866.67   1,366,866.67     0.00   0.00    282,800,000.00
   B1      32,604,142.65   32,604,142.65           0.00    164,379.22     164,379.22     0.00   0.00     32,604,142.65
 TOTALS 1,086,404,142.65  642,914,291.40  24,855,169.03  3,100,451.43  27,955,620.46     0.00   0.00    618,059,122.37




             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                      PASS-THROUGH RATES
            PRIOR                                                   CURRENT             CURRENT
          PRINCIPAL                                                PRINCIPAL    CLASS  PASS-THRU
 CLASS      FACTOR       PRINCIPAL    INTEREST      TOTAL           FACTOR                RATE
   A1       0.00000000   0.00000000  0.00000000   0.00000000      0.00000000     A1    5.578000 %
   A2      32.55074375  32.55074375  0.15540270  32.70614645      0.00000000     A2    5.729000 %
   A3   1,000.00000000  57.14959589  4.79166667  61.94126255    942.85040411     A3    5.750000 %
   A4   1,000.00000000   0.00000000  4.83333335   4.83333335  1,000.00000000     A4    5.800000 %
   B1   1,000.00000000   0.00000000  5.04166669   5.04166669  1,000.00000000     B1    6.050000 %
 TOTALS   591.78188499  22.87838204  2.85386562  25.73224766    568.90350295



 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com



[Image]                          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1998-B
                                 August 16, 1999
                         STATEMENT TO CERTIFICATEHOLDERS

                                       Due Period                             16

                                       Due Period Beginning Date        07/01/99

                                       Due Period End Date              07/31/99

                                       Determination Date               08/10/99

 Section 5.8(iii)  Servicing Fee                                      535,761.91

 Section 5.8(iii)  Servicing Fee per $1000                              0.493152

 Section 5.8(iv)   Administration Fee                                   1,000.00

 Section 5.8(iv)   Administration Fee per $1000                         0.000920

 Section 5.8(vi)   Pool Balance at the end of the
                     Collection Period                            618,059,122.37

 Section 5.8(vii)  Repurchase Amounts for Repurchased Receivable
                   By Seller                                                0.00

                   By Servicer                                         42,699.02

                   TOTAL                                               42,699.02

 Section 5.8(viii) Realized Net Losses for Collection Period          174,593.62

 Section 5.8(ix)   Reserve Account Balance after Disbursement      18,541,773.67

 Section 5.8(x)    Specified Reserve Account Balance               18,541,773.67

 Section 5.8(xi)   Total Distribution Amount                       29,550,257.30

                   Servicing Fee                                      535,761.91

                   Administration Fee                                   1,000.00

                   Noteholders Distribution Amount                 27,791,241.24

                   Certficateholders Distribution Amount              164,379.22

                   Deposit to Reserve Account                       1,057,874.93



 [Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION